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                                                                      EXHIBIT 23


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We consent to the incorporation of our reports dated February 28, 1997, included in this Form 10-KSB into the Company's previously filed Registration Statement No. 33-90376 on Form S-8.



Morrison & Liebswager, P.C.

March 17, 1997